Exhibit 99.1

  Alabama National BanCorporation Announces Earnings for Second Quarter

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--July 16, 2003--Alabama National BanCorporation ("ANB") (NASDAQ:ALAB) today announced earnings for the quarter ended June 30, 2003.
    ANB's results for the second quarter of 2003 produced diluted earnings per share of $0.80, compared to $0.69 in the second quarter of 2002, an increase of 14.9%. Net income of $10.2 million was up 15.7% from the 2002 second quarter. Second quarter 2003 return on average equity was 16.51% and return on average assets was 1.15%. Net revenue, defined as net interest income plus noninterest income (excluding securities and asset disposition gains and other nonrecurring items), grew to $51.0 million in the second quarter, up 22.2% from $41.7 million in the year ago quarter. Noninterest income, which represented 42.3% of total second quarter 2003 net revenues, grew 61.1% from the 2002 second quarter.
    Year-to-date earnings were $19.7 million, an increase of 13.2% over the $17.4 million in earnings reported for the same period in 2002. During the 2003 six months, diluted earnings per share were $1.55, compared to $1.38 for the same period in 2002, an increase of 12.6%. Return on average equity and return on average assets for the six months ended June 30, 2003, were 16.36% and 1.15%, respectively. Year-to-date noninterest income represented 41.3% of total net revenues.
    "We are pleased with the results of the second quarter and first six months of 2003," said John H. Holcomb III, chairman and chief executive officer. "Our investment and mortgage divisions both helped lead an outstanding noninterest income performance, while our core bank continued to generate solid loan and deposit growth. With the challenge of the economic and interest rate environment, our credit costs and asset quality measures continue to be within our internal guidelines. We are proud of our excellent group of employees, including those from our newest affiliate, Millennium Bank, and the results they have accomplished for Alabama National."
    ANB completed its acquisition of Millennium Bank ("Millennium") of Gainesville, Florida, on June 19, 2003. As such, ANB's balance sheet for June 30, 2003 includes Millennium, and the June 30, 2003 income statement includes Millennium's performance for this eleven-day period.
    Total assets at quarter-end of $3.89 billion were up 23.8% from June 30, 2002's $3.14 billion. Deposits at June 30, 2003 were $2.75 billion, an increase of 24.2% over June 30, 2002. Loans (excluding loans held for sale) grew to $2.43 billion at June 30, 2003, up 17.0% from June 30, 2002. June 30, 2003 share owners' equity was $268.9 million, or $21.02 per share, and tangible book value per share was $18.14. In comparison with year-end 2002, total assets grew $576 million, with $238 million in loan growth and $141 million in securities growth. Total deposit growth from year-end 2002 was $423 million. Included in the above totals are $67 million in loans, $93 million in deposits, and $130 million in assets (including $17 million of intangible assets) related to the Millennium acquisition.
    ANB continued to report strong asset quality performance, with quarter-end nonperforming assets at 0.40% of period end loans and other real estate, down from March 31, 2003's 0.68%. Consistent with prior periods, ANB continues its practice of having no loans over 90 days past due and still accruing interest. The allowance for loan losses covered nonperforming loans by 535%. Net charge-offs for the quarter of $71 thousand represent a 0.01% annualized rate, and year-to-date net charge-offs of $619 thousand represent a 0.05% annualized rate.

    ANB is a bank holding company operating 69 locations through twelve bank subsidiaries in Alabama, Florida and Georgia. At June 30, 2003, ANB had assets of $3.89 billion. The largest subsidiary for the holding company is Birmingham-based National Bank of Commerce (NBC). Other Alabama subsidiaries include: First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Peoples State Bank in Groveland and Clermont; and Public Bank in metropolitan Orlando and Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Alabama National will provide an online, real time Web cast and rebroadcast of its second quarter conference call to discuss financial results for the quarter completed June 30, 2003. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.com, on July 17, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    Persons who do not have Internet access may dial 800-938-1464 to listen to the call at 9:00 a.m. Central Time on July 17. A telephonic replay will be available through July 24 by dialing 800-642-1687 and entering conference ID number 1546538.

    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue," "cash earnings" (cash earnings per share) and "tangible book value per share." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Securities and assets sale disposition gains are excluded from this figure because they are viewed as non-recurring in nature and could distort the measure. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value per share is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. ANB's management believes this measure is useful because it provides book value exclusive of intangible assets and because it is a measure used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                     Three Months Ended
                                          June 30,
                                    --------------------    Percentage
                                     2003        2002       Change (b)
                                    --------    --------    ----------

   Net interest income              $29,373     $28,299           3.8%
   Noninterest income                21,536     13,366           61.1
   Total revenue                     50,909      41,665          22.2
   Provision for loan and
    lease losses                      1,424       1,211          17.6
   Noninterest expense               34,337      27,586          24.5
   Net income before income
    taxes                            15,148      12,868          17.7
   Income taxes                       4,984       4,086          22.0
   Net income                       $10,164      $8,782          15.7


   Weighted average common and common
    equivalent shares outstanding
            Basic                    12,570      12,359           1.7%
            Diluted                  12,745      12,657            .7

   Net income per common share
            Basic                      $.81        $.71          13.8%
            Diluted                     .80         .69          14.9

   Cash earnings (a)
            Total                   $10,339      $8,924          15.9%
            Basic                       .82         .72          13.9
            Diluted                     .81         .71          15.1

   Cash dividends declared
    on common stock                   $.285        $.25
   Return on average assets            1.15%       1.19%
   Return on average equity           16.51       16.09


                      Noninterest Income

   Securities gains                     $34          $5         580.0%
   Service charge income              3,491       2,889          20.8
   Investment services income         6,372       2,578         147.2
   Securities brokerage
    and trust income                  3,905       3,122          25.1
   Origination and sale of
    mortgages                         4,615       2,145         115.2
   Loss on disposal of assets           (82)        (51)           NM
   Bank owned life insurance            648         752         (13.8)
   Insurance commissions                854         622          37.3
                     Other            1,699       1,304          30.3
                                    --------    --------
   Total noninterest income         $21,536     $13,366          61.1
                                    ========    ========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values. NM - Not meaningful


                                      Six Months Ended
                                          June 30,
                                    --------------------   Percentage
                                     2003        2002      Change (b)
                                    --------    --------   -----------

  Net interest income               $57,360     $55,376           3.6%
  Noninterest income                 40,281      26,593          51.5
  Total revenue                      97,641      81,969          19.1
  Provision for loan and
   lease losses                       2,515       2,481           1.4
  Noninterest expense                65,828      54,041          21.8
  Net income before
   income taxes                      29,298      25,447          15.1
  Income taxes                        9,609       8,057          19.3
  Net income                        $19,689     $17,390          13.2


  Weighted average common and common
    equivalent shares outstanding
            Basic                    12,546      12,354           1.6%
            Diluted                  12,717      12,644            .6

  Net income per common share
            Basic                     $1.57       $1.41          11.5%
            Diluted                    1.55        1.38          12.6

  Cash earnings (a)
            Total                   $20,032     $17,671          13.4%
            Basic                      1.60        1.43          11.6
            Diluted                    1.58        1.40          12.7

  Cash dividends declared
   on common stock                     $.57        $.50
  Return on average assets             1.15%       1.20%
  Return on average equity            16.36       16.22


                        Noninterest Income

   Securities gains                     $39         $35          11.4%
   Service charge income              6,813       5,611          21.4
   Investment services income        11,532       5,659         103.8
   Securities brokerage and
    trust income                      8,023       5,930          35.3
   Origination and sale of
    mortgages                         7,949       4,558          74.4
   Loss on disposal of assets           (33)       (184)           NM
   Bank owned life insurance          1,368       1,465          (6.6)
   Insurance commissions              1,638       1,149          42.6
   Other                              2,952       2,370          24.6
                                    --------    --------
   Total noninterest income         $40,281     $26,593          51.5
                                    ========    ========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful


                                           June 30,
                                   -----------------------  Percentage
                                      2003        2002        Change
                                   ----------- ----------- -----------
   Total assets                    $3,891,969  $3,144,348        23.8%
   Earning assets                   3,437,754   2,839,722        21.1
   Securities (a)                     841,236     656,864        28.1
   Loans held for sale                 95,956      20,833       360.6
   Loans and leases, net of
    unearned income                 2,429,284   2,077,078        17.0
   Allowance for loan and lease
    losses                             35,595      30,680        16.0
   Deposits                         2,753,722   2,218,054        24.2
   Short-term borrowings               59,150      72,100       (18.0)
   Long-term debt                     274,048     184,081        48.9
   Stockholders' equity               268,916     221,496        21.4

(a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                        As of / For the Three Months
                                                     Ended
                                        June 30,  March 31,   June 30,
                                          2003       2003       2002
                                       --------- ----------  ---------
   Nonaccrual loans                      $6,652    $10,813     $8,083
   Restructured loans                         -          -          -
   Loans past due 90 days or more and
    still accruing                          -0-        -0-        -0-
   Total nonperforming loans              6,652     10,813      8,083
   Other real estate owned                3,074      4,738      1,906
   Total nonperforming assets             9,726     15,551      9,989
   Total non performing assets as a
    percentage of period-end loans
    and other real estate (a)              0.40%      0.68%      0.48%
   Allowance for loan and lease losses   35,595     33,247     30,680
   Provision for loan and lease losses    1,424      1,091      1,211
   Loans charged off                        590      1,404      1,009
   Loan recoveries                          519        856        865
   Net loan and lease losses                 71        548        144
   Allowance for loan and lease losses
    as a percentage of period-end loans
    and leases (a)                         1.47%      1.46%      1.48%
   Allowance for loan and lease losses
    as a percentage of period-end
    nonperforming loans                  535.10     307.47     379.56
   Net losses to average loans and
    leases (annualized)                    0.01       0.10       0.03

                                            For the Six
                                           Months Ended
                                             June 30,
                                         -----------------  Percentage
                                           2003     2002      Change
                                         --------- ------- -----------
   Provision for loan and lease losses     $2,515  $2,481         1.4%
   Loans charged off                        1,994   1,885         5.8
   Loan recoveries                          1,375   1,565       (12.1)
   Net loan and lease losses                  619     320        93.4
   Net losses to average loans and leases    0.05%   0.03%

(a) Excludes loans held for sale
NM - Not meaningful


                   TAXABLE EQUIVALENT YIELDS/RATES

                                             Three Months Ended
                                       June 30,   March 31,   June 30,
                                         2003        2003       2002
                                      ---------  ----------  ---------
   Interest income:
     Interest and fees on loans           6.03%       6.19%      6.88%
     Interest on securities:
       Taxable                            4.09        4.48       5.99
       Non-taxable                        7.43        7.09       7.45
     Total interest earning assets        5.48        5.72       6.61

   Interest expense:
     Interest on deposits                 2.00        2.19       2.69
     Interest on short-term borrowing     1.83        2.11       3.04
     Interest on long-term debt           3.87        4.02       4.63
     Total interest bearing liabilities   2.08        2.24       2.74
       Net interest spread                3.40        3.48       3.87
       Net interest margin                3.64        3.73       4.21



                                                Six Months Ended
                                                    June 30,
                                         -----------------------------
                                              2003               2002
                                         ----------        -----------
   Interest income:
     Interest and fees on loans               6.11%              6.98%
     Interest on securities:
       Taxable                                4.28               6.06
       Non-taxable                            7.26               7.54
     Total interest earning assets            5.60               6.70

   Interest expense:
     Interest on deposits                     2.09               2.80
     Interest on short-term borrowing         1.98               2.71
     Interest on long-term debt               3.95               4.68
     Total interest bearing liabilities       2.16               2.83
     Net interest spread                      3.44               3.87
     Net interest margin                      3.69               4.20


                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                   As of June 30,
                                              ------------------------
                                                   2003          2002
                                              ----------    ----------

   Stockholders' Equity:
     Equity to assets                              6.91%         7.04%
     Leverage ratio                                7.16          7.29
     Book value per common share (a)             $21.02        $17.92
     Tangible book value per common share (a)     18.14         16.35
     Ending shares outstanding                   12,796        12,362

(a) Includes a cumulative mark to market adjustment to equity of $0.37 and $0.23 per share at June 30, 2003 and 2002, respectively.



                              RECONCILIATION TABLE

                               Three Months Ended   Six Months Ended
                                    June 30,             June 30,
                               ------------------- -------------------
                                 2003      2002        2003      2002
                               --------- --------- --------- ---------
   Total revenue                $50,909   $41,665   $97,641   $81,969
   Securities gains                 (34)       (5)      (39)      (35)
   Disposal of assets                82        51        33       184
   Net revenue                  $50,957   $41,711   $97,635   $82,118

   Net income                   $10,164    $8,782   $19,689   $17,390
   Amortization of intangibles,
    net of tax                      175       142       343       281
   Cash earnings                $10,339    $8,924   $20,032   $17,671

   Book value                  $268,913  $221,496  $268,913  $221,496
   Intangible assets            (36,778)  (19,428)  (36,778)  (19,428)
   Tangible book value         $232,135  $202,068  $232,135  $202,068

   Book value per common share   $21.02    $17.92    $21.02    $17.92
   Effect of intangible assets
    per share                     (2.88)    (1.57)    (2.88)    (1.57)
   Tangible book value per
    common share                 $18.14    $16.35    $18.14    $16.35


           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except share amounts)

                                                June 30,    June 30,
                                                   2003        2002
                                               ----------- -----------

Assets
 Cash and due from banks                         $130,766     $91,436
 Interest-bearing deposits in other banks          17,791      10,580
 Federal funds sold and securities purchased
  under resell agreements                          53,487      74,367
 Investment securities (fair value $360,191
  and $278,497, respectively)                     354,688     275,572
 Securities available for sale, at fair value     486,548     381,292
 Loans held for sale                               95,956      20,833
 Loans and leases                               2,431,900   2,079,566
 Unearned income                                   (2,616)     (2,488)
                                               ----------- -----------
 Loans and leases, net of unearned income       2,429,284   2,077,078
 Allowance for loan and lease losses              (35,595)    (30,680)
                                               ----------- -----------
 Net loans and leases                           2,393,689   2,046,398
 Property, equipment and leasehold
  improvements, net                                76,792      66,167
 Goodwill                                          31,591      15,325
 Other intangible assets, net                       5,187       4,103
 Cash surrender value of life insurance            57,352      54,632
 Receivable from investment division customers    129,316      46,393
 Other assets                                      58,806      57,250
                                               ----------- -----------
 Total assets                                  $3,891,969  $3,144,348
                                               =========== ===========

Liabilities and Stockholders' Equity
 Deposits:
   Noninterest bearing                           $427,219    $336,454
   Interest bearing                             2,326,503   1,881,600
                                               ----------- -----------
 Total deposits                                 2,753,722   2,218,054
 Federal funds purchased and securities sold
  under repurchase agreements                     352,560     340,801
 Treasury, tax and loan accounts                       33       1,267
 Accrued expenses and other liabilities            59,052      60,156
 Payable for securities purchased for
  investment division customers                   124,488      46,393
 Short-term borrowings                             59,150      72,100
 Long-term debt                                   274,048     184,081
                                               ----------- -----------
 Total liabilities                              3,623,053   2,922,852

 Common stock, $1 par, 27,500,000 shares
  authorized; 12,819,788 and 12,424,544
  shares issued at June 30, 2003 and
  2002, respectively                               12,820      12,425
 Additional paid-in capital                       125,415     104,436
 Retained earnings                                126,504     103,521
 Treasury stock at cost, 23,792 and 62,145
  shares at June 30, 2003 and 2002, respectively     (589)     (1,674)
 Accumulated other comprehensive income,
  net of tax                                        4,766       2,788
                                               ----------- -----------
 Total stockholders' equity                       268,916     221,496
                                               ----------- -----------
 Total liabilities and stockholders' equity    $3,891,969  $3,144,348
                                               =========== ===========


           Alabama National BanCorporation and Subsidiaries
            Consolidated Statements of Income (Unaudited)
----------------------------------------------------------------------
                (In thousands, except per share data)

                                   For the three       For the six
                                    months ended       months ended
                                      June 30,           June 30,
                                 ------------------- -----------------
                                   2003      2002     2003     2002
                                 ---------- -------- -------- --------

Interest income:
 Interest and fees on loans and
  leases                           $35,947  $35,590  $70,463  $70,543
 Interest on securities              8,115    8,760   16,450   17,508
 Interest on deposits in other
  banks                                 25       43       60       84
 Interest on trading securities         29       14       49       29
 Interest on Federal funds sold
  and securities purchased
  under resell agreements              209      185      333      385
                                   -------- -------- -------- --------
Total interest income               44,325   44,592   87,355   88,549

Interest expense:
 Interest on deposits               10,994   12,488   22,140   25,593
 Interest on Federal funds
  purchased and securities sold
  under repurchase agreements          861      998    1,620    1,933
 Interest on short-term borrowings     442      682      998    1,081
 Interest on long-term debt          2,655    2,125    5,237    4,566
                                   -------- -------- -------- --------
Total interest expense              14,952   16,293   29,995   33,173
                                   -------- -------- -------- --------
 Net interest income                29,373   28,299   57,360   55,376
 Provision for loan losses           1,424    1,211    2,515    2,481
                                   -------- -------- -------- --------
 Net interest income after
  provision for loan losses         27,949   27,088   54,845   52,895

Noninterest income:
 Securities gains                       34        5       39       35
 Gain (loss) on disposition of
  assets                               (82)     (51)     (33)    (184)
 Service charges on deposit
  accounts                           3,491    2,889    6,813    5,611
 Investment services income          6,372    2,578   11,532    5,659
 Securities brokerage and trust
  income                             3,905    3,122    8,023    5,930
 Gain on origination and sale of
  mortgages                          4,615    2,145    7,949    4,558
 Bank owned life insurance             648      752    1,368    1,465
 Insurance commissions                 854      622    1,638    1,149
 Other                               1,699    1,304    2,952    2,370
                                   -------- -------- -------- --------
Total noninterest income            21,536   13,366   40,281   26,593

Noninterest expense:
 Salaries and employee benefits     16,566   14,325   31,858   27,753
 Commission based compensation       6,649    3,547   12,223    6,987
 Occupancy and equipment expenses    3,157    2,864    6,370    5,632
 Amortization of intangibles           244      191      477      375
 Other                               7,721    6,659   14,900   13,294
                                   -------- -------- -------- --------
Total noninterest expense           34,337   27,586   65,828   54,041
                                   -------- -------- -------- --------

Income before provision for
 income taxes                       15,148   12,868   29,298   25,447
Provision for income taxes           4,984    4,086    9,609    8,057
                                   -------- -------- -------- --------
Net income                         $10,164   $8,782  $19,689  $17,390
                                   ======== ======== ======== ========

Net income per common share (basic)   $.81     $.71    $1.57    $1.41
                                   ======== ======== ======== ========

Weighted average common shares
 outstanding (basic)                12,570   12,359   12,546   12,354
                                   ======== ======== ======== ========

Net income per common share
 (diluted)                            $.80     $.69    $1.55    $1.38
                                   ======== ======== ======== ========

Weighted average common shares
 outstanding (diluted)              12,745   12,657   12,717   12,644
                                   ======== ======== ======== ========


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                             Three Months 06/30/03
                                         ----------------------------
                                           Average    Income/  Yield/
                                           Balance    Expense   Cost
                                         ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                  $2,394,732  $36,020    6.03%
   Securities:
    Taxable                                 758,152    7,740    4.09
    Tax exempt                               30,674      568    7.43
   Cash balances in other banks              12,208       25    0.82
   Funds sold                                65,934      209    1.27
   Trading account securities                 2,700       29    4.31
                                         ----------- --------
       Total earning assets (2)           3,264,400   44,591    5.48
                                         ----------- --------
 Cash and due from banks                     90,102
 Premises and equipment                      73,830
 Other assets                               157,238
 Allowance for loan and lease losses        (34,038)
                                         -----------
        Total assets                     $3,551,532
                                         ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $511,742   $1,239    0.97
   Savings deposits                         454,108    1,129    1.00
   Time deposits                          1,237,981    8,626    2.79
   Funds purchased                          300,939      861    1.15
   Other short-term borrowings               96,653      442    1.83
   Long-term debt                           275,069    2,655    3.87
                                         ----------- --------
  Total interest-bearing liabilities      2,876,492   14,952    2.08
                                         ----------- --------
 Demand deposits                            364,456
 Accrued interest and other liabilities      63,594
 Stockholders' equity                       246,990
                                         -----------
  Total liabilities and stockholders'
   equity                                $3,551,532
                                         ===========

 Net interest spread                                            3.40%
                                                              =======
 Net interest income/margin on
   a taxable equivalent basis                         29,639    3.64%
                                                              =======
 Tax equivalent adjustment (2)                           266
                                                     --------
 Net interest income/margin                          $29,373    3.61%
                                                     ======== =======

                                              Three Months 06/30/02
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                   $2,078,024  $35,660    6.88%
   Securities:
    Taxable                                  560,545    8,374    5.99
    Tax exempt                                31,436      584    7.45
   Cash balances in other banks                8,244       43    2.09
   Funds sold                                 41,682      185    1.78
   Trading account securities                  1,111       14    5.06
                                          ----------- --------
       Total earning assets (2)            2,721,042   44,860    6.61
                                          ----------- --------
 Cash and due from banks                      85,618
 Premises and equipment                       68,296
 Other assets                                122,558
 Allowance for loan and lease losses         (30,568)
                                          -----------
        Total assets                      $2,966,946
                                          ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $401,866   $1,349    1.35
   Savings deposits                          389,360    1,393    1.43
   Time deposits                           1,072,822    9,746    3.64
   Funds purchased                           245,442      998    1.63
   Other short-term borrowings                89,887      682    3.04
   Long-term debt                            184,142    2,125    4.63
                                          ----------- --------
  Total interest-bearing liabilities       2,383,519   16,293    2.74
                                          ----------- --------
 Demand deposits                             317,670
 Accrued interest and other liabilities       46,889
 Stockholders' equity                        218,868
                                          -----------
  Total liabilities and stockholders'
   equity                                 $2,966,946
                                          ===========

 Net interest spread                                             3.87%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          28,567    4.21%
                                                               =======
 Tax equivalent adjustment (2)                            268
                                                      --------
 Net interest income/margin                           $28,299    4.17%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Six Months 06/30/03
                                         -----------------------------
                                           Average    Income/  Yield/
                                           Balance    Expense   Cost
                                         ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                  $2,329,948  $70,606    6.11%
   Securities:
    Taxable                                 739,552   15,704    4.28
    Tax exempt                               31,412    1,130    7.26
   Cash balances in other banks              11,371       60    1.06
   Funds sold                                52,289      333    1.28
   Trading account securities                 2,434       49    4.06
                                         ----------- --------
       Total earning assets (2)           3,167,006   87,882    5.60
                                         ----------- --------
 Cash and due from banks                     89,227
 Premises and equipment                      73,553
 Other assets                               150,307
 Allowance for loan and lease losses        (33,598)
                                         -----------
        Total assets                     $3,446,495
                                         ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $505,412   $2,551    1.02
   Savings deposits                         430,245    2,177    1.02
   Time deposits                          1,198,762   17,412    2.93
   Funds purchased                          294,602    1,620    1.11
   Other short-term borrowings              101,673      998    1.98
   Long-term debt                           267,661    5,237    3.95
                                         ----------- --------
        Total interest-bearing
         liabilities                      2,798,355   29,995    2.16
                                         ----------- --------
 Demand deposits                            343,568
 Accrued interest and other liabilities      61,920
 Stockholders' equity                       242,652
                                         -----------
     Total liabilities and stockholders'
      equity                             $3,446,495
                                         ===========

 Net interest spread                                            3.44%
                                                              =======
 Net interest income/margin on
   a taxable equivalent basis                         57,887    3.69%
                                                              =======
 Tax equivalent adjustment (2)                           527
                                                     --------
 Net interest income/margin                          $57,360    3.65%
                                                     ======== =======

                                               Six Months 06/30/02
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                   $2,043,512  $70,690    6.98%
   Securities:
    Taxable                                  556,351   16,725    6.06
    Tax exempt                                31,749    1,186    7.54
   Cash balances in other banks                7,948       84    2.13
   Funds sold                                 42,934      385    1.81
   Trading account securities                  1,164       29    5.02
                                          ----------- --------
       Total earning assets (2)            2,683,658   89,099    6.70
                                          ----------- --------
 Cash and due from banks                      90,344
 Premises and equipment                       65,656
 Other assets                                122,407
 Allowance for loan and lease losses         (29,921)
                                          -----------
        Total assets                      $2,932,144
                                          ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $395,582   $2,645    1.35
   Savings deposits                          392,538    2,838    1.46
   Time deposits                           1,054,005   20,110    3.85
   Funds purchased                           242,102    1,933    1.61
   Other short-term borrowings                80,447    1,081    2.71
   Long-term debt                            196,679    4,566    4.68
                                          ----------- --------
        Total interest-bearing liabilities 2,361,353   33,173    2.83
                                          ----------- --------
 Demand deposits                             308,528
 Accrued interest and other liabilities       46,083
 Stockholders' equity                        216,180
                                          -----------
     Total liabilities and stockholders'
      equity                              $2,932,144
                                          ===========

 Net interest spread                                             3.87%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          55,926    4.20%
                                                               =======
 Tax equivalent adjustment (2)                            550
                                                      --------
 Net interest income/margin                           $55,376    4.16%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650